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                                                                   EXHIBIT 23(D)



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     WE CONSENT TO THE INCORPORATION BY REFERENCE IN THE REGISTRATION STATEMENT OF SCIENCE APPLICATIONS INTERNATIONAL CORPORATION ON FORM S-8 OF OUR REPORT DATED JUNE 23, 1997 ON OUR AUDIT OF THE FINANCIAL STATEMENTS OF THE TRANSCORE RETIREMENT SAVINGS PLAN (THE "PLAN") AS OF DECEMBER 31, 1996 AND 1995 AND FOR THE YEAR ENDED DECEMBER 31, 1996, WHICH REPORT IS INCLUDED IN THE PLAN'S ANNUAL REPORT ON FORM 11-K.


/S/BEARD & COMPANY, INC.

HARRISBURG, PENNSYLVANIA
NOVEMBER 12, 1997